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                           SEAFIRST RETIREMENT FUNDS
                       SUPPLEMENT DATED NOVEMBER 12, 1996
                        TO PROSPECTUS DATED JULY 1, 1996

     The Board of Trustees of Seafirst Retirement Funds ("Seafirst") has approved an Agreement and Plan of Reorganization whereby, if approved by Seafirst shareholders, the Seafirst Blue Chip, Asset Allocation and Bond Funds will be reorganized into the Pacific Horizon Blue Chip, Asset Allocation and Intermediate Bond Funds, respectively, of Pacific Horizon Funds, Inc. The transaction is expected to qualify as a tax-free reorganization under the Internal Revenue Code of 1986.

     Proxy material, including a combined proxy statement/prospectus, will be mailed to shareholders in advance of the meeting. If the Agreement and Plan of Reorganization is approved by shareholders, it is currently expected that the reorganization into the Pacific Horizon Funds, Inc. will occur around March of 1997.